UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

August 27, 2008

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

On August 27, 2008, American Eagle Outfitters, Inc. (the "Company") entered into a Separation Agreement and Release (the "Agreement") with Susan P. McGalla, the Company's President and Chief Merchandising Officer, related to her separation from employment with the Company.

Pursuant to the Agreement, in exchange for a twenty-four month non-solicitation arrangement and a general release of any claims against the Company, Ms. McGalla will receive the following:

(1) her base salary earned through the termination of her employment with the Company effective on Saturday, January 31, 2009 (the "Separation Date");
(2)the amount of any annual cash bonus she would have earned if the Company achieves its 2008 performance goals;
(3) 70,489 shares of previously granted restricted stock if the Company achieves its 2008 performance goals;
(4) the value of her account under the Company Long Term Incentive Compensation Plan (the "LTIP"), including the amount, if any, earned if the Company achieves its 2008 performance goals; Ms. McGalla's LTIP account will be paid out in three payments, the first third to be paid six months after Separation Date and the remaining two thirds in two payments when payouts under the LTIP are made in 2010 and 2011, subject in each case to her continuous compliance with her obligations under the Agreement; and
(5) thirty days from her Separation Date to exercise previously granted stock options for 330,000 shares and one year from the Separation Date to exercise the vested portion of her 2007 stock option award for 77,385 shares.

A copy of the Agreement is being filed herewith as exhibit 10.1 and is incorporated herein by reference.

ITEM 1.02.	Termination of a Material Definitive Agreement

The Agreement referred to in Item 1.01 terminates the employment agreement dated March 1, 2007 between the Company and Ms. McGalla (except for certain provisions that survive the termination of the employment agreement, as described in the Agreement).  Ms. McGalla's employment agreement was previously filed on March 7, 2007 as Exhibit 10.1 to the Company's Form 8-K.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 1.01 is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1*	Separation Agreement and Release between the Company and Susan P. McGalla, dated August 27, 2008

* Such Exhibit is being filed herewith pursuant to Items 1.01 and 5.02 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: August 28, 2008	By:	/s/ Neil Bulman, Jr.
Neil Bulman, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Separation Agreement and Release between the Company and Susan P. McGalla, dated August 27, 2008

* Such Exhibit is being filed herewith pursuant to Items 1.01 and 5.02 of the Current Report on Form 8-K.